Exhibit 99.1

BRIACELL THERAPEUTICS CORP. ANNOUNCES RESULTS OF SHAREHOLDER MEETING

PHILADELPHIA, PA and VANCOUVER, British Columbia, February 9, 2023 – BriaCell Therapeutics Corp. (Nasdaq: BCTX, BCTXW) (TSX:BCT) (“BriaCell” or the “Company”), a clinical-stage biotechnology company specializing in targeted immunotherapies for cancer, is pleased to announce the results of its annual general and special meeting of shareholders of the Company (the “Shareholders”) for the year ended July 31, 2022 held on February 9, 2023 (the “Meeting”). A total of 6,663,370 common shares of the Company (the “Common Shares”) were voted, representing 42.94% of the Company’s issued and outstanding Common Shares. At the Meeting, the Shareholders overwhelmingly voted in favour of all proposed resolutions that consisted of the following:

1.	Appointment of MNP LLP as auditors of the Company for the ensuing year and authorizing the directors to fix their remuneration;

2.	Election of Dr. William V. Williams, Mr. Jamieson Bondarenko, Mr. Marc Lustig, Dr. Jane A. Gross, Dr. Rebecca Taub, Mr. Vaughn C. Embro-Pantalony, and Mr. Martin E. Schmieg as directors of the Company;

3.	Approval of the Company’s new omnibus equity incentive plan (the “Omnibus Plan”);

4.	Ratification of restricted share units awarded under the Omnibus Plan; and

5.	Approval and adoption of an amendment to the Articles of the Company to require the presence, in person or by proxy, of two or more shareholders representing at least 33 1/3% of the outstanding shares entitled to be voted in order to constitute a quorum at any meeting of shareholders, and to remove the quorum exception for succeeding meetings of shareholders.

Having received Shareholder approval, the Company’s Omnibus Plan remains subject to final approval from the Toronto Stock Exchange. The formal report on voting results with respect to all matters voted upon during the Meeting will be filed on the Company’s SEDAR profile at www.sedar.com.

About BriaCell Therapeutics Corp.

BriaCell is an immuno-oncology-focused biotechnology company developing targeted and effective approaches for the management of cancer. More information is available at https://briacell.com/.

Safe Harbor

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on BriaCell’s current expectations and are subject to inherent uncertainties, risks, and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully under the heading “Risks and Uncertainties” in the Company’s most recent Management’s Discussion and Analysis, under the heading “Risk Factors” in the Company’s most recent Annual Information Form, and under “Risks and Uncertainties” in the Company’s other filings with the Canadian securities regulatory authorities and the U.S. Securities and Exchange Commission, all of which are available under the Company’s profiles on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Forward-looking statements contained in this announcement are made as of this date, and BriaCell Therapeutics Corp. undertakes no duty to update such information except as required under applicable law.

Neither the Toronto Stock Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Toronto Stock Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact Information

Company Contact:
William V. Williams, MD

President & CEO
1-888-485-6340
info@briacell.com

Media Relations:
Jules Abraham
Director of Public Relations
CORE IR
917-885-7378
julesa@coreir.com

Investor Relations Contact:
CORE IR
investors@briacell.com